                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): August 22, 2005

                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

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         Delaware                                       001-15223                                     76-0453392
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(State or Other                                  (Commission                                    (IRS Employer
Jurisdiction of                                  File Number)                                   Identification No.)
Incorporation)
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                87 Grandview Avenue, Waterbury, Connecticut 06708
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 596-2236

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |X| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On August 22, 2005, OptiCare Health Systems, Inc. ("OptiCare")
entered into an Agreement and Plan of Merger (the "Merger Agreement") with Refac and OptiCare Merger Sub, Inc. ("Merger Sub"), a wholly-owned subsidiary of
Refac. Refac and OptiCare are controlled by Palisade Concentrated Equity
Partnership, L.P. ("Palisade") which beneficially owns 89% of Refac's outstanding common stock and 84% of OptiCare's outstanding common stock on a fully-diluted basis.

            Under the terms of the Merger Agreement, (i) each OptiCare preferred stockholder will receive 0.04029244 shares of Refac common stock for each share of OptiCare common stock underlying their OptiCare preferred stock, (ii)
Palisade will receive 0.04029244 shares of Refac common stock for each share of its OptiCare common stock and (iii) each other OptiCare stockholder will receive
0.0472 shares of Refac common stock for each share of its OptiCare common stock and OptiCare will become a wholly-owned subsidiary of Refac. As a condition to the merger, OptiCare's preferred stockholders have agreed to convert all of their OptiCare preferred stock into OptiCare common stock prior to the merger.
In addition, the Merger Agreement contains customary representations and warranties, covenants and conditions.

            The merger requires the approval of the holders of at least 55% of the outstanding shares of Refac common stock. Palisade, as OptiCare's majority stockholder, has executed a written consent approving the merger, which consent shall be effective within 20 days after OptiCare mails an information statement to its stockholders.

            The above brief description of the material terms of the Merger
Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1. An additional discussion of the Merger Agreement is provided in OptiCare's press release of August 22, 2005, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

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         2.1      Agreement and Plan of Merger by and among Refac, OptiCare Merger Sub, Inc. and OptiCare
                  Health Systems, Inc. dated as of August 22, 2005.

                  OptiCare Health Systems, Inc. hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

         99.1     Press Release dated August 22, 2005.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OPTICARE HEALTH SYSTEMS, INC.
                                         (Registrant)

Date: August 23, 2005                    by: /s/ Christopher J. Walls
                                             -----------------------------------
                                         Name: Christopher J. Walls
                                         Title: Chief Executive Officer,
                                                President and General Counsel

                                  EXHIBIT INDEX
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Exhibit
Number                              Description
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  2.1             Agreement and Plan of Merger by and among Refac, OptiCare Merger Sub, Inc. and OptiCare
                  Health Systems, Inc. dated as of August 22, 2005.

  99.1            Press Release dated August 22, 2005.
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